SHONEY'S, INC.
    Offer to Purchase for Cash and Solicitation of Consents
                         Relating to its
 LIQUID YIELD OPTION NOTES DUE 2004 (ZERO COUPON - SUBORDINATED)
                     CUSIP NO. 825039 AC 4


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THIS OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON APRIL 24, 2000,
UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF LYONS MUST TENDER THEIR LYONS ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER CONSIDERATION. THE CONSENT SOLICITATION WITH RESPECT TO THE LYONS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON THE 10TH CALENDAR DAY AFTER THE LYONS CONSENT SOLICITATION MATERIALS RECEIVE REGULATORY CLEARANCE AND ARE MAILED IN DEFINITIVE FORM TO REGISTERED HOLDERS OF THE LYONS, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "LYONS CONSENT DEADLINE"). TO RECEIVE A CONSENT PAYMENT, HOLDERS OF LYONS MUST TENDER THEIR LYONS AND PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) AT OR PRIOR TO THE LYONS CONSENT DEADLINE. HOLDERS OF LYONS WILL NOT BE ABLE TO CONSENT TO THE PROPOSED AMENDMENTS TO THE LYONS INDENTURE UNTIL THE LYONS CONSENT SOLICITATION MATERIALS RECEIVE REGULATORY CLEARANCE AND ARE MAILED IN DEFINITIVE FORM TO SUCH HOLDERS, WHICH IS EXPECTED TO OCCUR ON OR SHORTLY AFTER APRIL 6, 2000.
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                                                               March 27, 2000


TO OUR CLIENTS:

     Shoney's, Inc., a Tennessee corporation (the "Company"), is offering to purchase for cash, on the terms and subject to the conditions set forth in the Purchase Offer and Consent Solicitation Statement dated March 27, 2000 (as it may be supplemented or amended from time to time, the "Purchase Offer") and the related Letter of Transmittal (as it may be supplemented or amended from time to time, the "Letter of Transmittal," and, together with the Purchase Offer, the "Offer"), all of its outstanding Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated) (the "LYONs"). Enclosed for your consideration are copies of the Purchase Offer and Letter of Transmittal. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Offer.

     In conjunction with the Offer, the Company also is soliciting consents (the "Solicitation") from holders of the LYONs (each, a "Holder" and, collectively, the "Holders") of at least a majority of the aggregate principal amount at maturity of the outstanding LYONs (the "Consents") to the proposed amendments described in the Purchase Offer (the "Proposed Amendments") to the Indenture dated as of April 1, 1989, between the Company and The Bank of New York, as successor to Sovran Bank/Central South, as trustee, pursuant to which the LYONs were issued (the "Indenture"). The Proposed Amendments would remove limitations on the ability of the Company to consolidate with or merge into, or to convey, transfer or lease all or substantially all its assets to, another person. HOLDERS OF LYONS CAN NOT CONSENT TO THE PROPOSED AMENDMENTS TO THE LYONS INDENTURE UNTIL THE LYONS CONSENT SOLICITATION MATERIALS RECEIVE REGULATORY CLEARANCE AND ARE MAILED IN DEFINITIVE FORM TO SUCH HOLDERS, WHICH IS EXPECTED TO OCCUR ON OR SHORTLY AFTER APRIL 6, 2000.




     This material is being forwarded to you as the beneficial owner of LYONs held by us for your account but not registered in your name. The accompanying Letter of Transmittal is furnished to you for informational purposes only and may not be used by you to tender LYONs held by us for your account. A tender of such LYONs may be made only by us as the registered Holder and only pursuant to your instructions.

     Accordingly, we request instructions as to whether you wish us to tender with respect to the LYONs held by us for your account. If you wish to have us tender your LYONs pursuant to the Offer, please so instruct us by completing, executing and returning to us the instruction form that appears on the next page.

IMPORTANT: THE LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), WITH ANY REQUIRED SIGNATURE GUARANTEES, TOGETHER WITH THE LYONS AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY AND CONSENT, MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE IN ORDER FOR HOLDERS TO RECEIVE THE TENDER OFFER CONSIDERATION. IN ORDER TO RECEIVE THE CONSENT PAYMENT, HOLDERS OF LYONS MUST TENDER THEIR LYONS AND PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) AT OR PRIOR TO THE LYONS CONSENT DEADLINE .

HOLDERS OF LYONS CAN NOT CONSENT TO THE PROPOSED AMENDMENTS TO THE LYONS INDENTURE UNTIL THE LYONS CONSENT SOLICITATION MATERIALS RECEIVE REGULATORY CLEARANCE AND ARE MAILED IN DEFINITIVE FORM TO SUCH HOLDERS, WHICH IS EXPECTED TO OCCUR ON OR SHORTLY AFTER APRIL 6, 2000.









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                               INSTRUCTIONS

     The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Offer by Shoney's, Inc. with respect to its Liquid Yield Option Notes Due 2004 (Zero Coupon -
Subordinated).

     THIS WILL INSTRUCT YOU TO TENDER THE PRINCIPAL AMOUNT AT MATURITY OF LIQUID YIELD OPTION NOTES DUE 2004 (ZERO COUPON - SUBORDINATED) HELD BY YOU FOR THE ACCOUNT OF THE UNDERSIGNED PURSUANT TO THE TERMS AND CONDITIONS SET FORTH IN THE PURCHASE OFFER AND CONSENT SOLICITATION STATEMENT DATED MARCH 27, 2000, AND THE RELATED LETTER OF TRANSMITTAL.

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                       Principal Amount at
                            Maturity
                       Held for Account of    Principal Amount at Maturity
      Type                  Holder(s)                to be Tendered*
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Liquid Yield Option
Notes Due 2004 (Zero
Coupon - Subordinated)
of Shoney's, Inc.
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* Unless otherwise indicated, the entire principal amount at maturity indicated in the box entitled "Principal Amount at Maturity Held for Account of Holder(s)" will be tendered.
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                                          Signature(s)

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                                          Please print name(s)

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                                          Address

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                                          Zip Code

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                                          Area Code and Telephone No.

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                                          Tax Identification or Social
                                          Security No.

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                                          My Account Number with You

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                                          Date

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